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Exhibit 21.1

Subsidiaries of STAG Industrial, Inc.

Name	Jurisdiction of Formation/Incorporation
BSB STAG II, LLC	Massachusetts
BSB STAG III, LLC	Delaware
BSB STAG IV, LLC	Delaware
Industrial Acquisition Group Inc.	Maryland
Net Lease Aggregation Funds, LLC	Massachusetts
SCP Green Portage, LLC	Delaware
SCP Residual Holdings, LLC	Delaware
STAG Canton, LLC	Delaware
STAG Capital Co-Investments II, LLC	Massachusetts
STAG Capital Co-Investments III, LLC	Delaware
STAG Capital Co-Investments IV, LLC	Delaware
STAG Capital Co-Investments JV, LLC	Delaware
STAG Capital Partners III, LLC	Delaware
STAG Capital Partners, LLC	Massachusetts
STAG Chippewa Falls, LLC	Delaware
STAG Conyers, LLC	Delaware
STAG East Windsor, LLC	Delaware
STAG Employee Investment Plan III, LLC	Delaware
STAG Employee Investment Plan IV, LLC	Delaware
STAG Employee Investors III, LLC	Delaware
STAG Employee Investors IV, LLC	Delaware
STAG Employee Investors JV, LLC	Delaware
STAG Employees Investors II, LLC	Massachusetts
STAG Fort Worth, LP	Delaware
STAG Fund Manager Holdings, LLC	Delaware
STAG Gahanna, LLC	Delaware
STAG Georgetown, LLC	Delaware
STAG GI Charlotte 2, LLC	Delaware
STAG GI Charlotte, LLC	Delaware
STAG GI Cleveland, LLC	Delaware
STAG GI Goshen, LLC	Delaware
STAG GI Investments Holdings, LLC	Delaware
STAG GI Investments, LLC	Delaware
STAG GI Madison, LLC	Delaware
STAG GI Mooresville, LLC	Delaware
STAG GI New Jersey, LLC	Delaware
STAG GI O'Fallon, LLC	Delaware
STAG GI Rogers, LLC	Delaware
STAG GI Salem, LLC	Delaware
STAG GI Streetsboro, LLC	Delaware
STAG GI Vonore, LLC	Delaware
STAG GI Walker, LLC	Delaware
STAG GI, LLC	Delaware
STAG Gresham, LLC	Delaware
STAG Hazelwood, LLC	Delaware
STAG II Ada, LLC	Delaware
STAG II Akron, LLC	Delaware
STAG II Albany, LLC	Delaware

Name	Jurisdiction of Formation/Incorporation
STAG II Austell, LLC	Delaware
STAG II Birmingham, LLC	Delaware
STAG II Brandon, LLC	Delaware
STAG II Danville, LLC	Delaware
STAG II Dayton, LLC	Delaware
STAG II Effingham, LLC	Delaware
STAG II El Paso, L.P.	Delaware
STAG II Evansville A, LLC	Delaware
STAG II Evansville B, LLC	Delaware
STAG II Farmington Hills, LLC	Delaware
STAG II Gadsden, LLC	Delaware
STAG II Glendale, LLC	Delaware
STAG II Greenwood, LLC	Delaware
STAG II Haverhill, LLC	Delaware
STAG II Holland, LLC	Delaware
STAG II Huntsville, LLC	Delaware
STAG II Independence, LLC	Delaware
STAG II Jackson, LLC	Delaware
STAG II Kansas City, LLC	Delaware
STAG II Lafayette, LLC	Delaware
STAG II Lakeville, LLC	Delaware
STAG II Lansing, LLC	Delaware
STAG II Lexington, LLC	Delaware
STAG II Lindon, LLC	Delaware
STAG II Lockland, LLC	Delaware
STAG II Manhattan, LLC	Delaware
STAG II Maple Grove, LLC	Delaware
STAG II Marion, LLC	Delaware
STAG II Marlborough 2, LLC	Delaware
STAG II Marlborough, LLC	Delaware
STAG II Milwaukee, LLC	Delaware
STAG II Mishawaka, LLC	Delaware
STAG II Moraine, LLC	Delaware
STAG II Newberg, LLC	Delaware
STAG II Novi, LLC	Delaware
STAG II O'Hara, LLC	Delaware
STAG II Oklahoma City Westpark, LLC	Delaware
STAG II Oklahoma City, LLC	Delaware
STAG II Palatka, LLC	Delaware
STAG II Parsons, LLC	Delaware
STAG II Phenix City, LLC	Delaware
STAG II Pikeville, LLC	Delaware
STAG II Plymouth, LLC	Delaware
STAG II Rockhill, LLC	Delaware
STAG II Southbridge, LLC	Delaware
STAG II St. Louis Park, LLC	Delaware
STAG II St. Louis, LLC	Delaware
STAG II Sterling Heights, LLC	Delaware
STAG II Troy, LLC	Delaware
STAG II Wichita 2, LLC	Delaware
STAG III Albion, LLC	Delaware
STAG III Amesbury, LLC	Delaware
STAG III Appleton, LLC	Delaware

Name	Jurisdiction of Formation/Incorporation
STAG III Arlington, L.P.	Delaware
STAG III Boardman, LLC	Delaware
STAG III Canton, LLC	Delaware
STAG III Chesterfield, LLC	Delaware
STAG III Cincinnati, LLC	Delaware
STAG III Dayton, LLC	Delaware
STAG III Daytona Beach, LLC	Delaware
STAG III Elkhart, LLC	Delaware
STAG III Employees, LLC	Delaware
STAG III Fairfield, LLC	Delaware
STAG III Farmington, LLC	Delaware
STAG III Great Bend, LLC	Delaware
STAG III Holland 2, LLC	Delaware
STAG III Holland, LLC	Delaware
STAG III Jackson, LLC	Delaware
STAG III Jefferson, LLC	Delaware
STAG III Lewiston, LLC	Delaware
STAG III Malden, LLC	Delaware
STAG III Maryland Borrower, LLC	Delaware
STAG III Mason 2, LLC	Delaware
STAG III Mason, LLC	Delaware
STAG III Mayville, LLC	Delaware
STAG III Milwaukee 2, LLC	Delaware
STAG III Milwaukee, LLC	Delaware
STAG III Newark, LLC	Delaware
STAG III Pensacola, LLC	Delaware
STAG III Pocatello, LLC	Delaware
STAG III Pomfret, LLC	Delaware
STAG III Properties, LLC	Delaware
STAG III Rapid City, LLC	Delaware
STAG III Round Rock, L.P.	Delaware
STAG III Sergeant Bluff, LLC	Delaware
STAG III Sparks, LLC (f/k/a ECOLAIR LLC)	Maryland
STAG III St. Louis, LLC	Delaware
STAG III Streamwood, LLC	Delaware
STAG III Tavares, LLC	Delaware
STAG III Twinsburg, LLC	Delaware
STAG III Youngstown, LLC	Delaware
STAG Industrial GP, LLC	Delaware
STAG Industrial Holdings, LLC	Delaware
STAG Industrial Management, LLC	Delaware
STAG Industrial Operating Partnership, L.P.	Delaware
STAG Industrial TRS, LLC	Delaware
STAG Industrial, Inc.	Maryland
STAG Investments GP III, LLC	Delaware
STAG Investments GP IV, LLC	Delaware
STAG Investments GP, LLC	Delaware
STAG Investments Holdings II, LLC	Delaware
STAG Investments Holdings III, LLC	Delaware
STAG Investments Holdings IV, LLC	Delaware
STAG Investments II, LLC	Delaware
STAG Investments III, LLC	Delaware
STAG Investments IV, LLC	Delaware

Name	Jurisdiction of Formation/Incorporation
STAG IV Alexandria, LLC	Delaware
STAG IV Belfast, LLC	Delaware
STAG IV Cheektowaga, LLC	Delaware
STAG IV Creedmoor, LLC	Delaware
STAG IV Danville, LLC (f/k/a STAG III Danville, LLC	Delaware
STAG IV Lexington, LLC	Delaware
STAG IV Newton, LLC	Delaware
STAG IV Pittsburgh 2, LLC	Delaware
STAG IV Pittsburgh, LLC (f/k/a STAG III Pittsburgh, LLC)	Delaware
STAG IV Rural Hall, LLC	Delaware
STAG IV Seville, LLC (f/k/a STAG III Seville, LLC)	Delaware
STAG IV Sun Prairie, LLC	Delaware
STAG IV Waco, L.P	Delaware
STAG Louisville, LLC	Delaware
STAG Manager II, LLC	Massachusetts
STAG Manager III, LLC	Delaware
STAG Manager, LLC	Delaware
STAG North Jackson, LLC	Delaware
STAG Norton, LLC	Delaware
STAG Residual II, LLC	Massachusetts
STAG Residual III, LLC	Delaware
STAG Residual IV, LLC	Delaware
STAG Residual JV, LLC	Delaware
STAG Rogers 2, LLC	Delaware
STAG SMITHFIELD, LLC	Delaware
STAG South Bend, LLC	Delaware
STAG TX GP, LLC	Delaware
STIR Fort Worth, LLC	Delaware
STIR Lansing, LLC	Delaware

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  Exhibit 21.1
Subsidiaries of STAG Industrial, Inc.